UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Schedule 14A
                                 (Rule 14a-101)

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No.__)

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-12

                                 WT Mutual Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

                                 Not Applicable
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
--------------------------------------------------------------------------------

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[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

       1)       Title of each class of securities to which transaction applies:

                ______________________________________________________________

       2)       Aggregate number of securities to which transaction applies:

                ______________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ______________________________________________________________

       4)       Proposed maximum aggregate value of transaction:

                ______________________________________________________________

       5)       Total fee paid:

                ______________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)       Amount Previously Paid:

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

                                 WT MUTUAL FUND
                            1100 North Market Street
                           Wilmington, Delaware 19890


                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND

                                                               December 28, 2007



Dear Shareholder:

                  A special meeting of shareholders of the Wilmington Multi-Manager Large-Cap Fund (the "Large-Cap Fund") and the Wilmington Multi-Manager Small-Cap Fund (the "Small-Cap Fund"), each a series of WT Mutual Fund (the "Trust"), will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 31, 2008, at 10:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

                  We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card - be sure to sign, date and return it to us in the enclosed postage paid envelope.

                  Your vote is very important to us. If we do not hear from you by January 24, 2008, a representative of the Trust or RSMC may contact you.

                  Thank you for your response and for your continued investment with the Large-Cap Fund and the Small-Cap Fund.



                                           Sincerely,


                                           Neil Wolfson
                                           President and Chief Executive Officer
                                           WT Mutual Fund

                                 WT MUTUAL FUND

                        --------------------------------


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND

                                  TO BE HELD ON

                                JANUARY 31, 2008

                        --------------------------------

                  Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington Multi-Manager Large-Cap Fund (the "Large-Cap Fund") and the Wilmington Multi-Manager Small-Cap Fund (the "Small-Cap Fund") (each a "Fund" and collectively the "Funds") of WT Mutual Fund (the "Trust") will be held at the offices of the investment adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 31, 2008, at 10:00 a.m., for the following purposes:

                  1. To approve a new investment sub-advisory agreement among WT Mutual Fund, on behalf of the Wilmington Multi-Manager Large-Cap Fund, RSMC and Robeco Investment Management, Inc.;

                  2. To approve an amendment to the Sub-Advisory Agreement with Wilmington Trust Investment Management, LLC for the Wilmington Multi-Manager Large-Cap Fund and the Wilmington Multi-Manager Small-Cap Fund; and

                  3. To transact such other business that may properly come before the Meeting, or any adjournments thereof.

                  Shareholders of record of the Funds on December 18, 2007, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote "AGAINST" any such adjournment those proxies to be voted against a proposal.

                  Your vote is important to us. Thank you for taking the time to consider these important proposals.

                             By Order of the Board of Trustees of WT Mutual Fund


                             Edward W. Diffin, Jr.
                             Secretary

December 28, 2007


================================================================================

                                   IMPORTANT

   WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER
   SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

================================================================================

                                 WT MUTUAL FUND

                        --------------------------------

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                                 PROXY STATEMENT

                             DATED DECEMBER 28, 2007

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                JANUARY 31, 2008

                        --------------------------------

                  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Trust"), on behalf of the Wilmington Multi-Manager Large-Cap Fund (the "Large-Cap Fund") and the Wilmington Multi-Manager Small-Cap Fund (the "Small-Cap Fund")(each a "Fund" and collectively the "Funds") for use at a special meeting of shareholders of the Funds to be held at the offices of the investment adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 31, 2008, at 10:00 a.m., or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Funds on or about December 28, 2007.

                  EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUND, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT OF A FUND, WITHOUT CHARGE, BY CALLING (800) 336-9970, BY DOWNLOADING IT FROM THE TRUST'S WEB-SITE AT WWW.WILMINGTONFUNDS.COM OR BY WRITING TO WT MUTUAL FUND, WILMINGTON MULTI-MANAGER FUNDS, C/O PFPC INC. AT 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

                               PURPOSE OF MEETING

                  The Meeting is being called in order to ask shareholders of each Fund to consider and vote on the following proposals:

                  PROPOSAL 1:       To approve a new investment sub-advisory
                                    agreement among WT Mutual Fund, on behalf of the Wilmington Multi-Manager Large-Cap Fund,
                                    RSMC and Robeco Investment Management, Inc.;

                  PROPOSAL 2:       To approve an amendment to the Sub-Advisory
                                    Agreement with Wilmington Trust Investment
                                    Management, LLC for the Wilmington
                                    Multi-Manager Large-Cap Fund and the
                                    Wilmington Multi-Manager Small-Cap Fund; and

                  PROPOSAL 3:       To transact such other business that may
                                    properly come before the Meeting, or any adjournments thereof.

                  If shareholders of a Fund do not approve a Proposal, the Board of Trustees will consider other alternatives, including the request for a revised proposal from RSMC. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and each Fund.

                                   *    *    *

                                    OVERVIEW

                  The Wilmington Multi-Manager Large-Cap Fund (the "Large-Cap Fund") and the Wilmington Multi-Manager Small-Cap Fund (the "Small-Cap Fund" and, with the Large Cap Fund, the "Funds") are multi-manager funds that have retained an adviser and several sub-advisers to manage and make decisions with respect to their assets. RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser to the Funds pursuant to an investment advisory agreement with the Trust.

                  As investment adviser to the Funds, RSMC has overall responsibility for the general management and day-to-day operations of the Funds, but has retained investment sub-advisers to make the investment decisions for allocated portions of each Fund's assets. RSMC retains responsibility (subject to oversight by the Board of Trustees of the Trust (the "Board" or the "Trustees")) for managing sub-advisers and evaluating each Fund's needs and each sub-adviser's skills and abilities on an ongoing basis.

                  At a meeting of the Board of Trustees of the Trust held on November 29, 2007, RSMC reported that it had conducted an analysis of each of the Funds, its structure and the sub-advisers to which it currently allocates assets. Based on its analysis of the Fund, RSMC proposed several changes which require shareholder approval. With respect to the Large-Cap Fund, RSMC recommended (i) the addition of Robeco Investment Management, Inc. ("Robeco") as a sub-adviser to the Fund to manage a portion of the Large-Cap Fund's assets using its Disciplined Equity Strategy and (ii) additional investment management services to be performed by Wilmington Trust Investment Management, LLC ("WTIM"), an existing sub-adviser to the Fund and an affiliate of RSMC, for an increased investment sub-advisory fee. With respect to the Small-Cap Fund, RSMC recommended additional investment management services to be performed by WTIM, an existing sub-adviser to the Fund and an affiliate of RSMC, for an increased investment sub-advisory fee.

                  Under Proposal 1, shareholders of the Large-Cap Fund are being asked to approve a new investment sub-advisory agreement (the "Robeco Agreement") among WT Mutual Fund (the "Trust"), on behalf of the Large-Cap Fund, RSMC, and Robeco Investment Management, Inc ("Robeco"). It is proposed that Robeco manage a portion of the Large-Cap Fund's assets using its Disciplined Equity Strategy which RSMC believes will compliment the other sub-advisers to the Fund. Robeco's Disciplined Equity Strategy is a core quantitative strategy that pursues opportunities in mid- to large-capitalization companies.

                  Under Proposal 2, shareholders of each of the Large-Cap Fund and the Small-Cap Fund, voting separately, are being asked to approve an amendment to the investment sub-advisory agreement (the "WTIM Agreement") among the Trust, on behalf of the Funds, RSMC and Wilmington Trust Investment Management, LLC ("WTIM")(the "Amended WTIM Agreement"). It is proposed that WTIM manage a portion of each Fund's assets pursuant to a quantitative strategy that may utilize both exchange-traded funds or "ETFs" and index sampling techniques. Currently, Parametric Portfolio Associates, LLC ("PPA") manages a portion of each Fund's assets pursuant to an index sampling strategy. If shareholders of a Fund approve Proposal 2, PPA will be terminated as a sub-adviser to that Fund after the transition to WTIM is completed.

                                   *    *    *

                                   PROPOSAL 1:

                        APPROVAL OF THE ROBECO AGREEMENT

                  (This proposal will be considered only by shareholders of the Large-Cap Fund. References in Proposal 1 to "Fund" refer only to the Large-Cap Fund.)

                                  INTRODUCTION

                  At the November 29, 2007 meeting of the Board of Trustees, RSMC reported that it had conducted an analysis of the Large-Cap Fund, its structure and its current sub-advisers to which RSMC allocates the Fund's assets. Based on its analysis of the Fund, RSMC recommended that the addition of Robeco as a sub-adviser to the Large-Cap Fund be approved by the Board and recommended to shareholders for their approval.

                  As investment adviser to the Fund, RSMC has overall responsibility for the general management and day-to-day operations of the Fund but has retained investment sub-advisers to make the investment decisions for allocated portions of the Fund's assets. WTIM, an entity under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC retains responsibility (subject to Board oversight) for managing sub-advisers and evaluates the Fund's needs and each sub-adviser's skills and abilities on an ongoing basis. Currently, RSMC allocates the Fund's assets between five sub-advisers: WTIM, Armstrong Shaw Associates, Inc. ("ASA"), Montag & Caldwell, Inc. ("M&C"), First Quadrant, L.P. ("First Quadrant") and PPA.

                  Under the Fund's current advisory relationship with RSMC, WTIM, ASA, M&C, First Quadrant and PPA, RSMC receives an advisory fee of 0.35% of annual average net assets as investment adviser to the Fund, a portion of which is allocated to WTIM as compensation for the services it provides. In addition, WTIM, ASA, M&C, First Quadrant and PPA receive a sub-advisory fee of up to 0.40%, 0.50%, 0.65%, 0.50% and 0.25%, respectively, of the average daily net assets allocated to them by RSMC. Accordingly, total management fees of the Fund for the year ending June 30, 2007 were 0.62% of the Fund's average daily net assets. The addition of Robeco as sub-adviser to the Fund may increase the management fees payable by the Fund as a percentage of the Fund's net assets and the Fund's operating expense ratio.

                  If the Robeco Agreement is approved by the shareholders of the Fund, Robeco will be entitled to receive the following fees on the average daily net assets allocated to it by RSMC: 0.50% on the first $25 million; 0.45% on the next $25 million; and 0.40% on assets over $50 million.

                          ROBECO'S INVESTMENT STRATEGY

                  RSMC believes the addition of Robeco as a sub-adviser to the Fund will improve performance of the Fund by providing additional equity management capacity through Robeco's disciplined equity strategy. The objective of the disciplined equity strategy is to develop a quantitative stock selection model that is capable of identifying mispriced stocks. The model is then combined with portfolio construction tools to add value relative to an equity benchmark while carefully managing risk. By design, the strategy maximizes the amount of portfolio risk coming from stock selection while minimizing the proportion of risk coming from sector selection, investment style (growth, value, size, etc.) and market timing (beta).

                  Robeco's strategy is sector, style and beta neutral and seeks to add value through security selection. Robeco believes that identifying unattractive stocks is as important as identifying attractive stocks. The primary source of information for identifying attractive stocks, I.E., those that have the highest probability of outperforming their peers, is Robeco's proprietary multifactor stock selection model. The individual factors in the stock selection model can be classified into two broad categories: momentum and valuation. The momentum factors include price momentum and three measures of rising expectations: the magnitude of the change in expectations, the breadth of the change and the impact of unexpected earnings announcements. The value factors use price relationships to identify undervalued securities. Robeco uses forecasted earnings-to-price ratio, price-to-book ratio, cash flow-to-price ratio and return on equity.

                  If Robeco is added as a sub-adviser to the Fund, total management fees paid by the Fund could increase by 0.01% of the Fund's average daily net assets (based on the Fund's September 30, 2007 net assets) assuming $53.3 million or 25% of the Fund's assets are allocated to Robeco and the remainder of the Fund's assets are allocated equally among ASA, M&C, WTIM, First Quadrant and PPA.

                  Based on RSMC's recommendation, the Board, including those Trustees who are not "interested persons" of the Trust, approved the appointment of Robeco as a sub-adviser to the Fund, contingent upon shareholder approval, and recommended the approval of the Robeco Agreement to shareholders of the Fund.

         DIFFERENCES BETWEEN THE CURRENT SUB-ADVISORY RELATIONSHIPS AND
                     THE PROPOSED SUB-ADVISORY RELATIONSHIPS

                  The contractual terms and conditions of the Fund's Sub-Advisory Agreements with WTIM, ASA, M&C, First Quadrant and PPA are substantially similar to those of the proposed Robeco Agreement with respect to services to be provided under the agreement, brokerage commissions and portfolio transactions, liability of the investment adviser, term of the agreement and termination provisions. Compensation paid to the sub-adviser under the Robeco Agreement differs from the Fund's Sub-Advisory Agreements with WTIM, ASA, M&C, First Quadrant and PPA as set forth below.

                  CURRENT AND PROPOSED ADVISORY FEES. The following table sets forth the current and proposed annual investment advisory fee schedule for the Fund. The investment advisory fees are expressed as a percentage of average daily net assets ("Assets") managed by the respective adviser or sub-adviser.

------------------ --- --------------------------------------- -- --------------------------------------------------
                                 Current Advisory/                               Proposed Advisory/
Adviser/Sub-Adviser              Sub-Advisory Fees                                Sub-Advisory Fees
------------------ --- --------------------------------------- -- --------------------------------------------------
RSMC                   0.35%*                                     0.35%*
------------------ --- --------------------------------------- -- --------------------------------------------------
ASA                    0.50% on the first $25 million;            0.50% on the first $25 million;
                       0.45% on the next $25 million; and         0.45% on the next $25 million; and
                       0.40% on Assets over $50 million           0.40% on Assets over $50 million

------------------ --- --------------------------------------- -- --------------------------------------------------
M&C                    0.65% of the first $10 million;            0.65% of the first $10 million;
                       0.50% on the next $10 million;             0.50% on the next $10 million;
                       0.35% on the next $50 million; and         0.35% on the next $50 million; and
                       0.25% on Assets over $70 million           0.25% on Assets over $70 million

------------------ --- --------------------------------------- -- --------------------------------------------------
First Quadrant         0.50% of the first $75 million;            0.50% of the first $75 million;
                       0.35% on the next $75 million;             0.35% on the next $75 million;
                       0.30% on the next $150 million; and        0.30% on the next $150 million; and
                       0.21% on Assets over $300 million          0.21% on Assets over $300 million

------------------ --- --------------------------------------- -- --------------------------------------------------
PPA                    0.25% on the first $20 million;            0.25% on the first $20 million;
                       0.225% on the next $20 million; and        0.225% on the next $20 million; and
                       0.20% on Assets over $40 million           0.20% on Assets over $40 million

------------------ --- --------------------------------------- -- --------------------------------------------------
WTIM*                  0.40% on the first $10 million;            0.40% on the first $10 million;
                       0.35% on the next $15 million; and         0.35% on the next $15 million; and
                       0.30% on the Assets over $25 million       0.30% on the Assets over $25 million

------------------ --- --------------------------------------- -- --------------------------------------------------
Robeco                 N/A                                        0.50% on the first $25 million;
                                                                  0.45% on the next $25 million; and
                                                                  0.40% on Assets over $50 million

------------------ --- --------------------------------------- -- --------------------------------------------------

-----------
* WTIM currently receives a sub-advisory fee for managing a portion of the Large-Cap Fund's assets allocated to it by RSMC pursuant to its fundamentally weighted index strategy. This sub-advisory fee is in addition to the sub-advisory fee shareholders are being asked to approve under Proposal 2 of this proxy statement for WTIM's quantitative strategy. WTIM may also receive a sub-advisory fee under a separate investment sub-advisory agreement from RSMC as agreed to from time to time with RSMC.

     Such fee paid to WTIM will not exceed the contractual amount of RSMC's investment advisory fee. WTIM receives this fee for providing certain services, information, advice, assistance and facilities and performing research, statistical and investment services which are separate and apart from the services contemplated under the proposed WTIM Agreement.


                  ACTUAL AND PRO FORMA ADVISORY AND SUB-ADVISORY FEES PAID; OTHER FEES PAID TO AFFILIATES OF RSMC. The following table sets forth (i) the actual advisory and sub-advisory fees paid by the Fund during the fiscal year ended June 30, 2007; (ii) the pro forma advisory and sub-advisory fees the Fund would have paid during such period if Robeco had been sub-adviser to the Fund (the calculation assumes that $46.6 million or approximately 25% of the Fund's assets are managed by Robeco and the remainder of the Fund's assets are allocated equally among ASA, M&C, WTIM, First Quadrant and PPA); and (iii) the difference between actual and pro forma fees as a percentage of actual fees. The last column of the table sets forth the aggregate fees, other than advisory and sub-advisory fees under the current investment advisory and sub-advisory agreements, paid by the Fund to RSMC and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by the Fund for certain administrative services, shareholder services, custody services and investment advisory services.

   Actual Advisory                                             Difference Between              Other Fees
  and Sub-Advisory             Pro Forma Advisory             Actual And Pro Forma            Paid to RSMC
  Fees Paid During         and Sub-Advisory Fees Paid             Advisory and           And Affiliates during
  Fiscal Year Ended         During Fiscal Year Ended            Sub-Advisory Fees          Fiscal Year Ended
    June 30, 2007                June 30, 2007               (as a % of actual fees)         June 30, 2007
----------------------    -----------------------------     -------------------------- ---------------------------
     $1,292,732               $1,309,944                          1.33%                       $67,586


                  ACTUAL AND PRO FORMA EXPENSE TABLES. The Fund's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. The following tables set forth the actual operating expenses currently borne by the Fund, and the pro forma operating expenses that the Fund could bear if Robeco is approved as sub-adviser of the Fund.

                                                 LARGE-CAP FUND              LARGE-CAP FUND
                                              INSTITUTIONAL SHARES              A SHARES
                                             ACTUAL     PRO FORMA(4,5)   ACTUAL     PRO FORMA(4,5)
                                             ------     --- -----        ------     --- -----
Management fees                              0.69%        0.70%           0.69%          0.70%
Distribution (Rule 12b-1 fees)                None        None            0.25%          0.25%
Other expenses                               0.24%        0.24%           0.24%          0.24%
Acquired Fund fees and expenses(1)           0.05%        0.05%           0.05%          0.05%
TOTAL ANNUAL OPERATING EXPENSES              0.98%        0.99%           1.23%          1.24%
Waivers/Reimbursements                     (0.07)%(2,3)  (0.05)%         (0.07)%(2,3)   (0.05%)
NET EXPENSES                                0.91%(2,3)    0.94%           1.16%(2,3)     1.19%

-----------
1 Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

2 RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Fund, excluding extraordinary expenses, brokerage commissions, interest, "Acquired Fund fees and expenses" and class-specific expenses, exceed 1.00% through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves their earlier termination.

3 Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates. The fee waivers amounted to 0.07% of average daily net assets for the Large-Cap Fund. In addition, the sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain fees associated with a Fund with average daily net assets below $75 million.

4 The Pro Forma Expense figures for Robeco assume that $46.6 million of the Fund's assets are managed by Robeco and the remainder of the Fund's assets is allocated equally between ASA, M&C, WTIM, First Quadrant and PPA.

5 RSMC does not expect to allocate $46.6 million of the Fund's assets to Robeco. If Robeco is approved and the Fund's assets are allocated equally among Robeco, ASA, M&C, WTIM, First Quadrant and PPA, the Pro Forma Management Fee would be 0.71% and the Total Annual Operating Expenses would be 1.00%, excluding any class specific expenses such as 12b-1 distribution fees.

                  AFFILIATED BROKERAGE. It is not expected that Robeco will use a broker affiliated with it. The Fund does however engage in transactions with brokers affiliated with its Adviser. For fiscal year ended June 30, 2007, the Large-Cap Fund paid brokerage commissions to Wilmington Brokerage Services Company ("WBSC"), an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC. Total brokerage commissions paid by the Large-Cap Fund for fiscal year ended June 30, 2007, were $311,371. The aggregate dollar amount paid by the Large-Cap Fund to WBSC, was $302,666. For the fiscal year ended June 30, 2007, the Large-Cap Fund paid 97% of aggregate brokerage commissions to WBSC.

                  EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the Large-Cap Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          o    you reinvested all dividends and other distributions;

          o    the average annual return was 5%;

          o a Fund's total operating expenses (reflecting any contractual waivers or reimbursements, if applicable) are charged and remain the same over the time periods;

          o you redeemed all of your investment at the end of each time period; and

          o $46.6 million of the Fund's assets are managed by Robeco and the remainder of the Fund's assets are allocated equally between ASA, M&C, WTIM, First Quadrant and PPA.

                  Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                   ACTUAL                     PRO FORMA
                         ------------------------     ------------------------
   A SHARES
   --------
   1 Year                          $ 464                     $ 467
   3 Years                           706                       715
   5 Years                           966                       981
   10 Years                        1,710                     1,743

   INSTITUTIONAL SHARES
   --------------------
   1 Year                          $  93                     $  96
   3 Years                           290                       300
   5 Years                           504                       520
   10 Years                        1,120                     1,155

                  THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE OF INSTITUTIONAL SHARES OR A SHARES OF A FUND.

                             EVALUATION BY THE BOARD

                  At the Board of Trustees meeting held on November 29, 2007, the Trustees unanimously approved the Robeco Agreement. In determining whether to approve the Robeco Agreement, the Trustees considered information provided by Robeco (the "Sub-Adviser") in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that Robeco provided regarding (i) services to be performed for Fund, (ii) the size and qualifications of the Sub-Adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Fund, (iv) how the Fund will be managed, including a general description of the proposed investment decision-making process, sources of information, and investment strategies, (v) investment performance information for similarly managed accounts and investment companies, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between a Fund and other clients, (viii) results of any independent audit or regulatory examination, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Sub-Adviser's ability to service the Fund, (x) the Sub-Adviser's internal program for ensuring compliance with a Fund's investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Sub-Adviser's proxy voting policies, (xii) ideas the Sub-Adviser had for the future growth and efficient operation of the Fund and suggestions for new or improved services that might be provided to shareholders and (xiii) details of any fee sharing arrangements with respect to the distribution of shares of the Fund.

                  The Sub-Adviser also provided information regarding its proposed sub-advisory fees and an analysis of this fee in relation to the delivery of services to the Fund; any other ancillary benefit resulting from Sub-Adviser's relationship with the Fund; and the Sub-Adviser's most recent audited financial statements.

                  The Trustees reviewed the services to be provided to the Fund by the Sub-Adviser as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Sub-Adviser to the Fund were appropriate and consistent with the terms of Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from adding Robeco as a Sub-Adviser. They also concluded that the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

                  The Trustees reviewed the Sub-Adviser's performance data, statistics and fee data for similarly managed accounts and investment companies and compared such data against comparable investment companies, including the Fund. The Trustees observed that they will review and evaluate the Fund's investment performance on an on-going basis throughout the year.

                  The Trustees considered the costs of the services to be provided by the Sub-Adviser, the compensation and benefits received by the Sub-Adviser in providing services to the Fund. The Trustees reviewed the Sub-Adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues which would be received by affiliates of the Sub-Adviser. The Trustees concluded that the Sub-Adviser's fees and profits derived from its relationship with the Fund in light of the Fund's expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the Sub-Adviser and the anticipated investment performance of the Sub-Adviser.

                  The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for the Fund for the benefit of Fund shareholders due to break-points in the sub-advisory fee.

                  After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board, the Trustees determined that it would be in the best interests of the Fund shareholders to approve the Robeco Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

              INFORMATION ABOUT ROBECO INVESTMENT MANAGEMENT, INC.

                  ROBECO INVESTMENT MANAGEMENT, INC. Robeco is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 909 Third Avenue, 32nd Floor, New York, NY 10022. Robeco International Holding B.V. is the sole shareholder of Robeco US Holding, Inc. Robeco Groep N.V. is the sole shareholder of Robeco International Holding B.V. and RABOBANK NEDERLAND is the sole shareholder of Robeco Groep N.V. As of September 30, 2007, Robeco had assets under management in excess of $27 billion.

   Name                            Position with Robeco and Principal Occupation
   ----------------------------    ---------------------------------------------
   William Kelly                   Chief Executive Officer
   Mary Ann Iudice                 Chief Compliance Officer
   Roland Toppen                   Treasurer and Chief Financial Officer
   William George Butterly         Secretary and General Counsel
   George Moller                   Director
   Cornelis Korthout               Director
   Franciscus Kusse                Statutory Director

    The address of each of the principal executive officers of Robeco is c/o Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, NY 10022.

                  If the Robeco Agreement is approved by shareholders, Robeco will manage a portion of the Fund's assets. Robeco's investment strategy will use bottom-up analysis to attempt to identify large-cap companies with improving business momentum that have not yet been recognized by the market. Robeco will closely manage portfolio risk in an attempt to maximize the performance contribution of stock selection and avoid areas of uncompensated volatility, such as country or sector allocations.

                  With respect to the portion of the Fund's assets allocated to Robeco, the following individuals are expected to serve as portfolio managers:

                  EASTON RAGSDALE, CFA, is Co-Head of the Disciplined Equity Group, Managing Director and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twenty years in investment management, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Ragsdale has an A.B. and M.B.A. from the University of Chicago.

                  PETER ALBANESE is Co-Head of the Disciplined Equity Group, Principal and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twelve years at U.S. Trust Company and Kidder Peabody & Co. Mr. Albanese holds a B.S. from the State University of NY at Stony Brook and an M.B.A. from New York University.

                  LEO FOCHTMAN, JR. is a Managing Director, Associate Portfolio Manager and Senior Quantitative Analyst at Robeco. He joined Robeco in 2004 after more than 15 years experience as an analyst, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Fochtman has a B.S. from Pace University and M.S. in Finance from Boston College.

                  J. MICHAEL MCCUNE, CFA, is Senior Vice President, Associate Portfolio Manager and Quantitative Analyst at Robeco. He joined the firm in 2003 after eight years experience as an analyst, including positions at Deutsche Asset Management, JPMorgan Chase and PNC Financial Services.

                         SUMMARY OF THE ROBECO AGREEMENT

                  The proposed Robeco Agreement is attached hereto as EXHIBIT A. A description of the proposed Robeco Agreement is set forth below and is qualified in its entirety by reference to EXHIBIT A.

                  GENERAL. Under the terms of the Robeco Agreement, Robeco shall be responsible for managing that portion of the Fund's assets that it has been allocated to manage by RSMC. In providing investment management services to the Fund, Robeco determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objective, policies and restrictions set forth in the Fund's registration statement, the provisions of the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

                  The Robeco Agreement states that Robeco will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions Robeco effects on behalf of the Fund, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and (3) provide the Board or RSMC with economic and investment analyses and reports.

                  BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS. Robeco will place orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers, which brokers and dealers may be selected by RSMC under authority retained by it. When it can be done consistently with the policy of obtaining best execution, Robeco may place such orders with brokers and dealers who supply research, market and statistical information to the Fund, to RSMC or to Robeco, provided that, if RSMC has selected the brokers and dealers with whom Robeco places orders, RSMC shall be responsible for obtaining best execution. Robeco will be authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions will be supervised by RSMC or, if authorized by RSMC, by Robeco. RSMC also may delegate to Robeco the authority to select brokers and dealers (including brokers that may be affiliates of RSMC or Robeco) to execute portfolio transactions initiated by Robeco as set forth above by providing written notice of such delegation to Robeco and receiving written confirmation from Robeco accepting such delegation.

                  COMPENSATION. For services rendered, the Fund will pay Robeco a sub-advisory fee, which is accrued daily and payable monthly. Robeco will receive an annual fee calculated on the average daily net asset value of the Fund Account at the rate determined as follows: 0.50% on the first $25 million of the assets managed by Robeco including the Fund Account and similarly managed assets in the accounts of clients of the Adviser or any of the Adviser's affiliates ("Robeco's AUM"); 0.45% on the next $25 million of Robeco's AUM; and 0.40% on assets over $50 million. The addition of Robeco as a sub-adviser to the Fund will increase the management fees payable by the Fund as a percentage of the net assets and the operating expense ratio of the Fund.

                  LIABILITY OF ROBECO. The Robeco Agreement provides that Robeco shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Robeco in the performance of its duties or from reckless disregard by Robeco of its obligations and duties under such agreement.

                  TERM. If the Robeco Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the Robeco Agreement or interested persons of any such party (other than as Trustees of the Trust).

                  TERMINATION OF THE ROBECO AGREEMENT. Under the terms of the Robeco Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days' written notice by any party. The Trust, on behalf of the Fund, may agree to terminate the Robeco Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Board of the Trust. The Robeco Agreement shall terminate automatically in the event of its assignment.

REQUIRED VOTE

                  Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
              FUND VOTE "FOR" THE APPROVAL OF THE ROBECO AGREEMENT.


                                   *    *    *

                                   PROPOSAL 2:

           APPROVAL OF AN AMENDMENT TO THE SUB-ADVISORY AGREEMENT WITH
                   WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

                  (This proposal will be considered by shareholders of the Large-Cap Fund and the Small-Cap Fund, voting separately with respect to Proposal 2.)

                                  INTRODUCTION

                  At the November 29, 2007 meeting of the Board of Trustees, RSMC reported that it had conducted an analysis of the Funds, their structure and the sub-advisers to which it currently allocates assets. Based on its analysis of the Funds, RSMC determined that its affiliate, WTIM, could manage the portion of each Fund's assets allocated to a quantitative modeling strategy, including those assets allocated to exchange traded funds and to Parametric Portfolio Associates, LLC ("PPA"), which utilizes an index sampling approach. For such additional services, WTIM would receive an additional advisory fee to those it currently receives for managing a portion of each Fund's assets pursuant to its fundamentally-weighted index strategy. The Board approved the RSMC proposal to have WTIM manage a portion of each of the Large-Cap Fund's and Small Cap Fund's assets using its quantitative strategy. The Board also approved the termination of the investment sub-advisory agreement with PPA, after the transition to WTIM is completed. The Board approval of the additional advisory fee payable to WTIM for managing assets of each Fund is contingent upon shareholder approval of an amendment to the Investment Sub-Advisory Agreement between the Trust, on behalf of each of the Funds, RSMC and WTIM (the "Amended WTIM Agreement"). Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), a shareholder vote is required to approve the proposed Amended WTIM Agreement.
                  As investment adviser to each Fund, RSMC has overall responsibility for the general management and day-to-day operations of the Funds, but has retained investment sub-advisers to make the investment decisions for allocated portions of each Fund's assets. Currently, WTIM, an entity under common control with RSMC and therefore an "affiliated person" of RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement with the Trust and RSMC. RSMC retains responsibility (subject to oversight by the Board of Trustees of the Trust (the "Board" or the "Trustees")) for managing sub-advisers and evaluating each Fund's needs and each sub-adviser's skills and abilities on an ongoing basis. The sub-advisers to the Large-Cap Fund are Armstrong Shaw Associates Inc. ("ASA"), Montag & Caldwell, Inc. ("M & C"), First Quadrant, L.P. ("First Quadrant"), PPA and WTIM. The sub-advisers to the Small-Cap Fund are Batterymarch Financial Management, Inc. ("BFM"), Systematic Financial Management LP ("SFM"), PPA and WTIM.

                     WTIM'S QUANTITATIVE INVESTMENT STRATEGY

                  Under RSMC's proposal for each of the Funds, WTIM will use a quantitative approach to build a portfolio in accordance with RSMC's growth and value allocation instructions. WTIM will attempt to achieve investment results by investing in a representative sample of securities which are included in the respective Fund's benchmark index, weighted to reflect RSMC's growth and value allocations. It is not expected that WTIM will replicate an index (or its growth or value components) but instead will invest in a representative sample of stocks in the benchmark index weighted to reflect RSMC's tactical instructions. WTIM will use quantitative modeling to create a portfolio that has characteristics which reflect the RSMC tactical instructions for weighting. Currently weightings reflect an allocation to growth or value stocks, but future weightings could be based upon factors, including but not limited to, size, dividend yield, price-to-earnings ratio, relative volatility, industry and economic sector exposure and price-to-book ratio. It is not expected that WTIM will hold all of the securities that are included in the benchmark index (or its growth or value components).

                  The performance of WTIM's portfolio and each Fund's benchmark index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's tactical allocations between growth and value styles or other factors. The returns for each of the growth and value portions of the portfolio are intended to correlate closely with the return of the corresponding growth and value components of the benchmark index by holding a portion of the stocks represented in the index using quantitative models developed by WTIM. WTIM utilizes these same models to rebalance the portfolio and to make sell decisions. Notwithstanding these strategies, there is no assurance that WTIM's investment performance will equal or approximate that of the benchmark index.

                  If the Amended WTIM Agreement is approved by shareholders of the Large-Cap Fund, WTIM will be paid an additional annual fee on the portion of the Large-Cap Fund allocated to WTIM's quantitative strategy of 0.15% of average daily net assets ("Assets") on the first $1 billion of Assets, 0.10% on the next $1 billion of Assets, and 0.05% on Assets in excess of $2 billion. As an example, if the current portion of the Large-Cap Fund allocated to PPA were to be allocated to WTIM, this would amount to an additional annual fee of $49,581 received by WTIM. For similar services, PPA as sub-adviser, would have been paid an annual fee of 0.25% on the first $20 million of Assets, 0.225% on the next $20 million; and 0.20% on amounts in excess of $40 million, which would have resulted in an annual fee of $79,371 paid to PPA. The RSMC proposal will generate annual savings compared to the PPA fee of $29,790 for the shareholders of the Large-Cap Fund.

                  If the Amended WTIM Agreement is approved by shareholders of the Small-Cap Fund, WTIM will be paid an additional annual fee on the portion of the Small-Cap Fund allocated to WTIM's quantitative strategy of 0.20% of average daily net assets ("Assets") on the first $1 billion of Assets, 0.15% on the next $1 billion of Assets, and 0.10% of Assets in excess of $2 billion. As an example, if the current portion of the Small-Cap Fund allocated to PPA were to be allocated to WTIM, this would amount to an additional annual fee of $24,767 received by WTIM. For similar services, PPA as sub-adviser, would have been paid an annual fee of 0.25% on the first $20 million of Assets, 0.22 5% on the next $20 million; and 0.20% on amounts in excess of $40 million, which would have resulted in an annual fee of $30,958 paid to PPA. The RSMC proposal will generate annual savings compared to the PPA fee of $7,191 for the shareholders of the Small-Cap Fund.

                  The Board, including those Trustees who are not "interested persons" of the Trust, has approved the appointment of WTIM as a sub-adviser to each Fund and, contingent upon shareholder approval, the sub-advisory fees under the WTIM Agreement, and recommends the approval of the WTIM Agreement to shareholders of each Fund.

             DIFFERENCES BETWEEN CURRENT ADVISORY RELATIONSHIPS AND
                         AMENDED ADVISORY RELATIONSHIPS

                  The contractual terms and conditions of the WTIM Agreement with respect to the Large-Cap Fund and Small-Cap Fund will remain unchanged except for the additional services and fees in connection with the allocation of assets to WTIM's quantitative strategy by RSMC. The WTIM Agreement was initially entered into on December 4, 2006 and approved by shareholders on February 22, 2007. The Amended WTIM Agreement is substantially similar to the agreements with its current sub-advisers (the "Sub-Advisory Agreements") with respect to services to be provided under the agreement, brokerage commissions and portfolio transactions, liability of the investment adviser, term of the agreement and termination provisions. Compensation to be paid to WTIM under the Amended WTIM Agreement differs from the Sub-Advisory Agreements as set forth below.

                  CURRENT AND PROPOSED ADVISORY FEES. The following table sets forth the current and proposed annual investment advisory fee schedule for the Large-Cap and Small-Cap Funds. The investment advisory fees are expressed as a percentage of average daily net assets ("Assets") managed by the respective adviser or sub-adviser.

------------------ --- ---------------------------------------------------------------------------------------------
                                                              LARGE-CAP FUND
------------------ --- ---------------------------------------------------------------------------------------------
Adviser/Sub-                        Current Advisory/                               Proposed Advisory/
Adviser                             Sub-Advisory Fees                                Sub-Advisory Fees
------------------ --- -------------------------------------------- --- --------------------------------------------
RSMC                   0.35%*                                           0.35%*

------------------ --- -------------------------------------------- --- --------------------------------------------
ASA                    0.50% on the first $25 million in Assets;        0.50% on the first $25 million in Assets;
                       0.45% on the next $25 million in Assets;         0.45% on the next $25 million in Assets;
                       and 0.40% on Assets over $50 million             and 0.40% on Assets over $50 million

------------------ --- -------------------------------------------- --- --------------------------------------------

------------------ --- ---------------------------------------------------------------------------------------------
                                                              LARGE-CAP FUND
------------------ --- ---------------------------------------------------------------------------------------------
Adviser/Sub-                        Current Advisory/                               Proposed Advisory/
Adviser                             Sub-Advisory Fees                                Sub-Advisory Fees
------------------ --- -------------------------------------------- --- --------------------------------------------
M&C                    0.65% on the first $10 million in Assets;        0.65% on the first $10 million in Assets;
                       0.50% on the next $10 million in Assets;         0.50% on the next $10 million in Assets;
                       0.35% on the next $150 million in Assets;        0.35% on the next $150 million in Assets;
                       and 0.25% on Assets over $70 million             and 0.25% on Assets over $70 million

------------------ --- -------------------------------------------- --- --------------------------------------------
First Quadrant         0.50% on the first $75 million in Assets;        0.50% on the first $75 million in Assets;
                       0.35% on the next $75 million in Assets;         0.35% on the next $75 million in Assets;
                       0.30% on the next $150 million in Assets;        0.30% on the next $150 million in Assets;
                       and 0.21% on Assets over $300 million            and 0.21% on Assets over $300 million

------------------ --- -------------------------------------------- --- --------------------------------------------
PPA                    0.25% on the first $20 million in Assets;        N/A
                       0.225% on the next $20 million in Assets;
                       and 0.20% on Assets over $40 million

------------------ --- -------------------------------------------- --- --------------------------------------------
WTIM*                  Assets allocated to the "fundamentally           For Assets allocated to the "fundamentally
                       weighted" strategy: 0.40% on the first           weighted" strategy: 0.40% on the first
                       $10 million in Assets; 0.35% on the next         $10 million in Assets; 0.35% on the next
                       $15 million in Assets; and 0.30% on the          $15 million in Assets; and 0.30% on Assets
                       Assets over $25 million                          over $25 million.

                                                                        For Assets allocated to the "quantitative"
                                                                        strategy: 0.15% on the first $1 billion
                                                                        in Assets; 0.10% on the next $1 billion
                                                                        in Assets; and 0.05% on Assets over $2
                                                                        billion

------------------ --- -------------------------------------------- --- --------------------------------------------

------------

* WTIM may receive a sub-advisory fee under a separate investment sub-advisory agreement from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's investment advisory fee. WTIM receives this fee for providing certain services, information, advice, assistance and facilities and performing research, statistical and investment services which are separate and apart from the services contemplated under the proposed WTIM Agreement.

------------------ --- ---------------------------------------------------------------------------------------------
                                                              SMALL-CAP FUND
------------------ --- ---------------------------------------------------------------------------------------------
Adviser/Sub-                        Current Advisory/                               Proposed Advisory/
Adviser                             Sub-Advisory Fees                                Sub-Advisory Fees
------------------ --- -------------------------------------------- --- --------------------------------------------
RSMC                   0.35%*                                           0.35%*

------------------ --- -------------------------------------------- --- --------------------------------------------
BFM                    0.70% on the first $100 million in Assets;       0.70% on the first $100 million in Assets;
                       and 0.60% on Assets over $100 million            and 0.60% on Assets over $100 million

------------------ --- -------------------------------------------- --- --------------------------------------------
SFM                    0.80% on the first $25 million in Assets;        0.80% on the first $25 million in Assets;
                       0.70% on the next $50 million in Assets;         0.70% on the next $50 million in Assets;
                       and 0.55% on Assets over $75 million             and 0.55% on Assets over $75 million

------------------ --- -------------------------------------------- --- --------------------------------------------
PPA                    0.25% on the first $20 million in Assets;        N/A
                       0.225% on the next $20 million in Assets;
                       0.20% on Assets over $40 million

------------------ --- -------------------------------------------- --- --------------------------------------------

------------------ --- ---------------------------------------------------------------------------------------------
                                                              SMALL-CAP FUND
------------------ --- ---------------------------------------------------------------------------------------------
Adviser/Sub-                        Current Advisory/                               Proposed Advisory/
Adviser                             Sub-Advisory Fees                                Sub-Advisory Fees
------------------ --- -------------------------------------------- --- --------------------------------------------
WTIM                   Assets allocated to the "fundamentally           Assets allocated to the "fundamentally
                       weighted" strategy:  0.40% on the first          weighted" strategy: 0.40% on the first $10
                       $10 million in Assets; 0.35% on the next         million in Assets; 0.35% on the next $15
                       $15 million in Assets; and 0.30% on Assets       million in Assets; and 0.30% on the Assets
                       over $25 million                                 over $25 million

                                                                        For Assets allocated to the "quantitative"
                                                                        strategy: 0.20% on the first $1 billion
                                                                        in Assets; 0.15% on the next $1 billion
                                                                        in Assets; and 0.10% on Assets over $2
                                                                        billion

------------------ --- -------------------------------------------- --- --------------------------------------------

------------
* WTIM may receive a sub-advisory fee under a separate investment sub-advisory agreement from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's investment advisory fee. WTIM receives this fee for providing certain services, information, advice, assistance and facilities and performing research, statistical and investment services which are separate and apart from the services contemplated under the proposed WTIM Agreement.

                  ACTUAL AND PRO FORMA ADVISORY AND SUB-ADVISORY FEES PAID; OTHER FEES PAID TO AFFILIATES OF RSMC. The following table sets forth (i) the actual advisory and sub-advisory fees paid by each Fund during the fiscal year ended June 30, 2007; (ii) the pro forma advisory and sub-advisory fees the Fund would have paid during such period if WTIM had been managing a portion of the Fund's assets pursuant to its "quantitative" strategy to each Fund (the calculation assumes that $46.6 million or approximately 25% of the Large-Cap Fund's assets and $18.3 million of approximately 40% of the Small-Cap Fund's assets are managed by WTIM pursuant to this strategy and the remainder of such Fund's assets are allocated equally among the other sub-advisers of the Fund and WTIM, with respect to its fundamentally weighted strategy; and (iii) the difference between actual and pro forma fees as a percentage of actual fees. The last column of the table sets forth the aggregate fees, other than advisory and sub-advisory fees under the current investment advisory and sub-advisory agreements, paid by the Fund to RSMC and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by each Fund for certain administrative services, shareholder services, custody services and compliance services.

                                                                              DIFFERENCE
                    ACTUAL ADVISORY AND          PRO FORMA ADVISORY         BETWEEN ACTUAL          OTHER FEES PAID TO
                     SUB-ADVISORY FEES            AND SUB-ADVISORY           AND PRO FORMA              RSMC AND
                        PAID DURING               FEES PAID DURING         ADVISORY AND SUB-        AFFILIATES DURING
                      FISCAL YEAR ENDED           FISCAL YEAR ENDED        ADVISORY FEES (AS        FISCAL YEAR ENDED
FUND                    JUNE 30, 2007               JUNE 30, 2007          A % OF ACTUAL FEES)        JUNE 30, 2007
---------------    ------------------------    -----------------------    ---------------------    ------------------
Large-Cap             $1,292,732                   $1,216,700                  (5.88)%                  $67,586
Small-Cap             $  376,287                   $  339,349                  (9.82)%                  $65,207

                  ACTUAL AND PRO FORMA EXPENSE TABLES. Each Fund's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. The following table sets forth the actual operating expenses currently borne by each Fund, and the pro forma operating expenses that each Fund could bear if the Amended WTIM Agreement with WTIM is approved by shareholders.

                                     LARGE-CAP FUND A SHARES             SMALL-CAP FUND A SHARES
                                 ---------------------------------   --------------------------------
                                     Actual          PRO                Actual              PRO
                                                   FORMA(4)                                FORMA(4)
Management fees                      0.69%         0.65%                 0.82%              0.74%
Distribution (Rule 12b-1)            0.25%         0.25%                 0.25%              0.25%
fees
Other expenses                       0.24%         0.24%                 0.74%              0.74%
Acquired Fund fees and               0.05%         0.05%                 0.03%              0.03%
expenses(1)

TOTAL ANNUAL OPERATING

EXPENSES                             1.23%         1.19%                  1.84%             1.76%
Waivers/Reimbursements             (0.07)%(2,3)   (0.06%)                (0.31)%(2,3)     (0.23)%
NET EXPENSES                        1.16%(2,3)     1.13%                  1.53%(2,3)        1.53%
----------------------------- -- --------------- -- -------------- - --------------- --------------

------------

1 Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

2 RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Fund and Small-Cap Fund, excluding extraordinary expenses, brokerage commissions, interest, "Acquired Fund fees and expenses" and class-specific expenses, exceed 1.00% and 1.25%, respectively through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves their earlier termination.

3 Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates. The fee waivers amounted to 0.07% and 0.01% of average daily net assets for the Large-Cap Fund and Small-Cap Fund, respectively. In addition, the sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain fees associated with a Fund with average daily net assets below $75 million.

4 The Pro Forma Expense figures for WTIM assume that $46.6 million or approximately 25% of the Large-Cap Fund's assets and $18.3 million or approximately 40% of the Small-Cap Fund's assets are managed by WTIM and the remainder of the Fund's assets is allocated equally among the other sub-advisers of each Fund and to WTIM's fundamentally-weighted strategy. RSMC does not expect to allocate 25% or 40% of the assets of the Large-Cap Fund and the Small-Cap Fund, respectively, to WTIM. If WTIM is approved it is anticipated that approximately 12.6% and 30.4% of the assets of the Large-Cap Fund and the Small-Cap Fund, respectively, would be allocated to WTIM. The remaining assets would be allocated among each of the other sub-advisers or invested in exchange traded funds. Under the anticipated allocation, Pro Forma Management Fees would be 0.71% and 0.77%, for the Large-Cap Fund and the Small-Cap Fund, respectively, and Total Annual Operating Expenses would be 1.25% and 1.80%, for the Large-Cap Fund and the Small-Cap Fund, respectively, and Net expenses would be 1.16% and 1.53% for the Large-Cap Fund and Small-Cap Fund, respectively.

                                   LARGE-CAP FUND INSTITUTIONAL       SMALL-CAP FUND INSTITUTIONAL
                                              SHARES                             SHARES
                                 ---------------------------------   --------------------------------
                                     Actual          PRO                Actual              PRO
                                                   FORMA(4)                                FORMA(4)
Management fees                      0.69%         0.65%                 0.82%              0.74%
Distribution (Rule 12b-1)             None         None                  None               None
fees
Other expenses                       0.24%         0.24%                 0.75%              0.75%
Acquired Fund fees and               0.05%         0.05%                 0.03%              0.03%
expenses(1)

TOTAL ANNUAL OPERATING

EXPENSES                             0.98%         0.94%               1.60%                1.52%
Waivers/Reimbursements             (0.07)%(2,3)   (0.06)%               (0.32)%(2,3)       (0.24%)
NET EXPENSES                        0.91%(2,3)     0.88%                  1.28%(2,3)        1.28%
----------------------------- -- --------------- -- -------------- - -------------- -- --------------

------------
1 Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

2 RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Fund and Small-Cap Fund, excluding extraordinary expenses, brokerage commissions, interest and "Acquired Fund fees and expenses," exceed 1.00% and 1.25%, respectively through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves their earlier termination.

3 Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates. The fee waivers amounted to 0.07% and 0.01% of average daily net assets for the Large-Cap Fund and Small-Cap Fund, respectively. In addition, the sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain fees associated with a Fund with average daily net assets below $75 million.

4 The Pro Forma Expense figures for WTIM assume that $46.6 million or approximately 25% of the Large-Cap Fund's assets and $18.3 million or approximately 40% of the Small-Cap Fund's assets are managed by WTIM and the remainder of the Fund's assets is allocated equally among the other sub-advisers of each Fund and to WTIM's fundamentally-weighted strategy. RSMC does not expect to allocate 25% and 40% of the assets of the Large-Cap Fund and the Small-Cap Fund, respectively, to WTIM. If WTIM is approved it is anticipated that approximately 12.6% and 30.4% of the assets of the Large-Cap Fund and the Small-Cap Fund, respectively, would be allocated to WTIM. The remaining assets would be allocated among each of the other sub-advisers or invested in exchange traded funds. Under the anticipated allocation, Pro Forma Management Fees would be 0.71% and 0.77%, for the Large-Cap Fund and the Small-Cap Fund, respectively, and Total Annual Operating Expenses would be 1.00% and 1.55%, for the Large-Cap Fund and the Small-Cap Fund, respectively, and Net expenses would be 0.91% and 1.28% for the Large-Cap Fund and Small-Cap Fund, respectively.

                  EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


          o    you reinvested all dividends and other distributions;

          o    the average annual return was 5%;

          o a Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods;

          o you redeemed all of your investment at the end of each time period; and

          o $46.6 million of the Fund's assets and 18.3 million of the Small-Cap Funds assets are managed by WTIM and the remainder of the Funds' assets are allocated equally between the other sub-advisers.

                  Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                     LARGE-CAP                      SMALL-CAP
                       FUND                           FUND
                      ACTUAL        PRO FORMA        ACTUAL          PRO FORMA
                   ------------    -----------    -------------    -------------
   A SHARES
   --------
   1 Year              $ 464           $ 461          $ 500             $ 500
   3 Years               706             697            816               816
   5 Years               966             950          1,155             1,155
   10 Years            1,710           1,677          2,294             2,247

   INSTITUTIONAL
   --------------
   SHARES
   ------
   1 Year              $  93           $  90          $ 130             $ 130
   3 Years               290             281            406               406
   5 Years               504             488            702               702
   10 Years            1,120           1,084          1,748             1,697



                  THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE OF INSTITUTIONAL SHARES OR A SHARES OF A FUND.

                             EVALUATION BY THE BOARD

                  At the Board of Trustees meeting held on November 29, 2007, the Trustees unanimously approved the Amended WTIM Agreement. In determining whether to approve the Amended WTIM Agreement, the Trustees considered information provided by WTIM (the " Sub-Adviser") in accordance with Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"). The Trustees considered information that WTIM provided regarding (i) the new and separate services to be performed for the Large-Cap and Small Cap Funds, (ii) the size and qualifications of the Sub-Adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the portfolio manager's management of a portion of the Large-Cap and Small Cap Funds, (iv) how the portion of the Large-Cap and Small-Cap Funds will be managed by WTIM, including a general description of the proposed investment decision-making process, sources of information, and investment strategies, (v) investment performance information for similarly managed accounts and investment companies, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between each Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted,
(ix) any litigation, investigation or administrative proceeding which may have a material impact on the Sub-Adviser's ability to service the Large-Cap and Small-Cap Funds, (x) the Sub-Adviser's internal program for ensuring compliance with each Fund's investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (xi) detail and quantification of any fee sharing arrangements with respect to the distribution of shares of the Large-Cap and Small-Cap Funds. The Trustees also considered the potential conflict of interest of RSMC in allocating the Large-Cap and Small-Cap Funds assets to an affiliated sub-adviser.

                  The Sub-Adviser also provided information regarding its proposed sub-advisory fee and an analysis of these fees in relation to the delivery of services to the Large-Cap and Small-Cap Funds; any other ancillary benefit resulting from the Sub-Adviser's relationship with the Large-Cap and Small-Cap Funds; and the Sub-Adviser's financial statements.

                  The Trustees reviewed the services to be provided to the Large-Cap and Small-Cap Funds by the Sub-Adviser as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of each Fund. The Trustees concluded that the nature, extent and quality of the services to be provided by the Sub-Adviser to each Fund were appropriate and consistent with the terms of the proposed sub-advisory agreement and that each Fund was likely to benefit from adding to the services provided by WTIM as a Sub-Adviser. They also concluded that the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Large-Cap and Small-Cap Funds effectively and had demonstrated its continuing ability to attract and retain qualified personnel. The Trustees observed that they will review and evaluate each Fund's investment performance throughout the year.

                  The Trustees considered the costs of the services to be provided by the Sub-Adviser, the compensation and benefits received by the Sub-Adviser in providing services to the Funds. The Trustees reviewed the Sub-Adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues which would be received by affiliates of the Sub-Adviser. The Trustees concluded that the Sub-Adviser's fees and profits derived from its relationship with the Funds in light of each Fund's expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies. The Trustees also concluded that the overall expense ratio of each Fund is reasonable, taking into account the size of each Fund, the quality of services provided by the Sub-Adviser and the projected investment performance.

                  The Trustees considered the extent to which economies of scale would be realized relative to fee levels as each Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for each Fund for the benefit of Fund shareholders due to break-points in the sub-advisory fees.

                  After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board, the Trustees determined that it would be in the best interests of each Fund's shareholders to approve the WTIM Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

          INFORMATION ABOUT WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

                  WTIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 3280 Peachtree Road, Atlanta, Georgia 30303. WTIM is a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, each Fund's investment adviser. As of February 28, 2007, WTIM had assets under management of approximately $7.5billion. The name and principal occupation of the principal executive officers of WTIM are as follows:

                                                                          PRINCIPAL OCCUPATION
NAME                               POSITION WITH WTIM                     (IF DIFFERENT THAN POSITION WITH WTIM)
-------------------------------    -----------------------------------    --------------------------------------------
Robert M. Balentine                Chief Executive Officer                Senior Vice President - Wilmington Trust
                                                                          Company
Neil E. Wolfson                    President                              President - RSMC

John J. Kelley                     Vice President, Treasurer and          Vice President, Treasurer and Chief
                                   Chief Operating Officer                Operating Officer - RSMC

Robert E. Reiser                   Vice President and Chief               Vice President and Chief Investment
                                   Investment Officer                     Officer - RSMC

Anna M. Bencrowsky                 Vice President and Chief               Chief Compliance Officer - WT Mutual Fund
                                   Compliance Officer

Marilyn Talman                     Vice President and Secretary           Counsel - Wilmington Trust Company

                  The address of each of the principal executive officers of WTIM is 1100 North Market Street, Wilmington, Delaware 19890.

                  With respect to the portion of each Fund's assets allocated to the WTIM "quantitative" strategy, the day-to-day management will be the responsibility of a team of WTIM investment professionals. The members of the management team are listed below with a brief description of each member's relevant professional experience:

                  ALLEN E. CHOINSKI, CFA, is an Assistant Vice President and is responsible for quantitative equity research and portfolio management to support Wilmington Trust's quantitatively managed equity funds. He also develops targeted quantitative models and processes to assist the fundamental research effort at the firm. Prior to joining Wilmington Trust in 2007, Allen worked with Alpha Equity Management, LLC, where he researched and implemented quantitative equity investment strategies. Allen began his investment management career as a financial advisor at Smith Barney, and later worked for five years at ING's Aeltus Investment Management, where he was responsible for both fundamental and quantitative research to support their international equity funds.

                  EDWARD S. FORRESTER, III, is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management.

                  R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

                  ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

                  REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

                  AFFILIATED BROKERAGE. For fiscal year ended June 30, 2007, the Large-Cap Fund paid brokerage commissions to Wilmington Brokerage Services Company ("WBSC"), an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC and WTIM. Total brokerage commissions paid by the Large-Cap Fund for fiscal year ended June 30, 2007, were $311,371. The aggregate dollar amount paid by the Large-Cap Fund to WBSC was $302,666. For the fiscal year ended June 30, 2007, the Large-Cap Fund paid 97% of aggregate brokerage commissions to WBSC.

                  For fiscal year ended June 30, 2007, the Small-Cap Fund paid brokerage commissions to WBSC. Total brokerage commissions paid by the Small-Cap Fund for fiscal year ended June 30, 2007, were $126,605. The aggregate dollar amount paid by the Small-Cap Fund to WBSC, was $94,933. For the fiscal year ended June 30, 2007, the Small-Cap Fund paid 75% of aggregate brokerage commissions to WBSC. The percentage of aggregate dollar amount of transactions effected through WBSC for the Small-Cap Fund totaled 58%.

                      SUMMARY OF THE AMENDED WTIM AGREEMENT

                  The proposed Amended WTIM Agreement is attached hereto as EXHIBIT B. A description of the proposed Amended WTIM Agreement is set forth below and is qualified in its entirety by reference to EXHIBIT B.

                  GENERAL. Under the terms of the Amended WTIM Agreement, WTIM shall be responsible for managing that portion of each Fund's assets that it has been allocated to manage by RSMC. In providing investment management services to the Funds, WTIM determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

                  The Amended WTIM Agreement states that WTIM will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions WTIM effects on behalf of each Fund, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and (3) provide the Board or RSMC with economic and investment analyses and reports.

                  BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS. WTIM will place orders for portfolio transactions on behalf of each Fund with issuers, underwriters or other brokers and dealers, which brokers and dealers may be selected by RSMC under authority retained by it. When it can be done consistently with the policy of obtaining best execution, WTIM may place such orders with brokers and dealers who supply research, market and statistical information to the Funds, to RSMC or to WTIM, provided that, if RSMC has selected the brokers and dealers with whom WTIM places orders, RSMC shall be responsible for obtaining best execution. WTIM will be authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions will be supervised by RSMC or, if authorized by RSMC, WTIM. RSMC also may delegate to WTIM the authority to select brokers and dealers (including brokers that may be affiliates of RSMC or WTIM) to execute portfolio transactions initiated by WTIM as set forth above by providing written notice of such delegation to WTIM and receiving written confirmation from WTIM accepting such delegation.

                  COMPENSATION. For services rendered under the Amended WTIM Agreement, each Fund will pay WTIM a sub-advisory fee, which is accrued daily and payable monthly. WTIM will receive an annual fee calculated on the average daily net asset value of the Large-Cap Fund allocated to WTIM for the "quantitative" strategy at the rate determined as follows: 0.15% on the first $1 billion in assets; 0.10% on the next $1 billion in assets; and 0.05% on assets over $2 billion. WTIM will receive an annual fee calculated on the average daily net asset value of the Small-Cap Fund allocated to WTIM for the "quantitative" strategy at the rate determined as follows: 0.20% on the first $1 billion in assets; 0.15% on the next $1 billion in assets; and 0.10% on assets over $2 billion. In addition WTIM will receive an annual fee calculated on the average daily net asset value of each Fund allocated to WTIM for the "fundamentally weighted" strategy at the rate determined as follows: 0.40% on the first $10 million in assets; 0.35% on the next $15 million in assets; and 0.30% on assets over $25 million

                  LIABILITY OF WTIM. The Amended WTIM Agreement provides that WTIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WTIM in the performance of its duties or from reckless disregard by WTIM of its obligations and duties under such agreement.

                  TERM. If the Amended WTIM Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of the Large-Cap and Small-Cap Funds, and, in either case (ii) by a majority of the Trustees who are not parties to the Amended WTIM Agreement or interested persons of any such party (other than as Trustees of the Trust).

                  TERMINATION OF THE WTIM AGREEMENT. Under the terms of the Amended WTIM Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days written notice by any party. The Trust, on behalf of each Fund, may agree to terminate the Amended WTIM Agreement either by the vote of a majority of the outstanding voting securities of a Fund or by the vote of the Board of the Trust. The Amended WTIM Agreement shall terminate automatically in the event of its assignment.

REQUIRED VOTE

                  Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Fund, voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND
             VOTE "FOR" THE APPROVAL OF THE AMENDED WTIM AGREEMENT.

                                 *     *     *

                                 *     *     *


                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

                  The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

  Administrator                                             RSMC
  Custodian                                                 Wilmington Trust Company
  Distributor                                               Professional Funds Distributor, LLC
  Sub-Administrator, Accounting and Transfer Agent          PFPC Inc.
  Sub-Custodian                                             PFPC Trust Company
  Independent Auditors                                      Ernst & Young LLP
  Legal Counsel                                             Pepper Hamilton LLP

                  Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

                  Shareholders are entitled to one vote for each Fund share held at the close of business on December 18, 2007 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Funds. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Funds also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

                  If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact ADP Investor Communication Services toll-free at 877-456-6399, Monday through Friday 8:00 am to 8:00 pm.

REVOCATION OF PROXY

                  Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

QUORUM REQUIREMENT

                  The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Funds, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of a Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

                  Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote for a Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes for a Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at the Meeting.

SHAREHOLDINGS INFORMATION

                  Holders of record of the shares of each Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

                  As of the Record Date, the Large-Cap Fund and the Small-Cap Fund had 21,080,801.404 shares and 2,834,644.381 shares, respectively, issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

                                                                              Percentage           Total
                                                                              Ownership          Number of
Fund                      Name and Address                                     of Fund            Shares
----------------------    -----------------------------------------------    -------------    ----------------
----------------------    -----------------------------------------------    -------------    ----------------
Large-Cap Fund
                          National Financial Services Corporation                  24.67%       5,200,159.490
                          One World Financial Center
                          Church Street Station
                          P.O. Box 3908 New York, NY 10008

                          Wilmington Aggressive Asset Allocation Fund               8.81%       1,856,202.106
                          Rodney Square North
                          1100 North Market Street
                          Wilmington, DE 19890-0001
Small-Cap Fund
                          National Financial Services Corporation                  13.69%         388,094.638
                          One World Financial Center
                          Church Street Station
                          P.O. Box 3908 New York, NY 10008

                          Delaware Charter Guarantee & Trust                        6.89%         195,318.371
                          FBO Principal Financial Group
                          711 High St.
                          Des Moines, IA 50392


                  Wilmington Trust Company, an affiliate of RSMC and the Trust, acts as the trustee of several shareholder accounts of each Fund. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of each Fund held by such shareholders. Accordingly, Wilmington Trust Company may vote a majority of each Fund's shares that are issued and outstanding.

                  As of the Record Date, each Trustee's individual shareholdings constituted less than 1% of the outstanding shares of each Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of any Fund.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

                  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

                  No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, the Fund and the shareholders.

       PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         By Order of the Board of Trustees of the WT Mutual Fund


                         Edward W. Diffin, Jr.
                         Secretary

                                    EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

                       ROBECO INVESTMENT MANAGEMENT, INC.

                  THIS SUB-ADVISORY AGREEMENT is made as of the ___ day of December 2007, among WT Mutual Fund, a Delaware statutory trust (the "FUND"), Rodney Square Management Corporation (the "Adviser"), a corporation organized under the laws of the state of Delaware and Robeco Investment Management, Inc., a corporation organized under the laws of the state of Delaware (the "SUB-ADVISER").

                  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

                  WHEREAS, the Wilmington Multi-Manager Large-Cap Fund (the "PORTFOLIO") is a series of the Fund; and

                  WHEREAS, the Adviser acts as the investment adviser for the Portfolio pursuant to the terms of an Investment Advisory Agreement between the Fund and the Adviser under which the Adviser is responsible for the coordination of investment of the Portfolio's assets in portfolio securities; and

                  WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

                  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Fund, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and the Fund hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Portfolio which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "PORTFOLIO ACCOUNT"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Portfolio Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Portfolio with respect to the investments of the Portfolio Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

         a. The Portfolio's Investment Advisory Agreement;

         b. The Fund's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

         c. The Fund's Agreement and Declaration of Trust and By-Laws; and

         d. Any policies, procedures or instructions adopted or approved by the Fund's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Portfolio, to purchase and to sell securities and other investments for the Portfolio Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Portfolio Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Fund, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Fund applicable to the Portfolio furnished pursuant to
Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities or other investments for the Portfolio Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Fund's reasonable request, the Sub-Adviser will consult with the Fund or with the Adviser with respect to any decision made by it with respect to the investments of the Portfolio Account.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Fund will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Portfolio as contained in the Portfolio's Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Fund agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Portfolio and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Fund retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Fund (the "CUSTODIAN"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Portfolio Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Fund and to the administrator designated by the Fund or any other designated agent of the Fund, all investment orders for the Portfolio Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

7. ALLOCATION OF BROKERAGE. The Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser, subject to conformance with the policies and procedures disclosed in the Fund's Prospectus and Statement of Additional Information and the policies and procedures adopted by the Fund's Board of Trustees. The Adviser will advise the Sub-Adviser of such selection in writing. The Adviser also may delegate to the Sub-Adviser the authority set forth in this Section 7 to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser by providing written notice of such delegation to the Sub-Adviser and receiving written confirmation from the Sub-Adviser accepting such delegation.

         a. In executing portfolio transactions, the Adviser will give primary consideration to securing best execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser or Sub-Adviser may be a party. Therefore, the

Adviser, not the Sub-Adviser, will be responsible for securing best execution on portfolio transactions initiated by the Sub-Adviser.

         b. In retaining the discretion to select brokers and dealers, the Adviser acknowledges that the price the Portfolio Account pays or receives for a security may be different from the price paid or received by Sub-Adviser's other clients who utilize different brokers than the Portfolio Account.

         c. The Adviser agrees that it will not execute any portfolio transactions for the Portfolio Account with a broker or dealer which is (i) an affiliated person of the Fund, including the Adviser or any Sub-Adviser for any Portfolio of the Fund; or (ii) a principal underwriter of the Fund's shares, unless such transactions are executed in accordance with Rule 17e-1 of the 1940 Act and the Fund's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1.

         d. In the event the Adviser delegates the authority to the Sub-Adviser to select brokers and dealers to execute transactions on behalf of the
Portfolio:

                  i. the Sub-Adviser agrees that it will not execute any portfolio transactions for the Portfolio Account with a broker or dealer which is (i) an affiliated person of the Fund, the Adviser or any sub-adviser for any Portfolio of the Fund; (ii) a principal underwriter of the Fund's shares; or
(iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and the Fund's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Fund's Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers; and

                  ii. the Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Portfolio, which is advising the Portfolio, concerning the Sub-Adviser or its affiliated persons' transactions with the Portfolio in securities or other assets of the Portfolio, and (ii) will be limited to providing investment advice with respect to the Portfolio Account.

8. PROXIES/PROCEEDINGS. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Portfolio Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies. The Sub-Adviser will not advise or act for the Fund in any legal proceedings, including bankruptcy or class action proceedings, regardless of the subject matter or parties to the proceedings.

9. REPORTS TO THE SUB-ADVISER. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of the Portfolio Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Fund in accordance with the attached Schedule C.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Fund acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts ("AFFILIATED ACCOUNTS"). Subject to the provisions of
Section 7(b) hereof, the Fund agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Portfolio and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Account may have an interest from time to time, whether in transactions which involve the Portfolio Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Portfolio Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Account or otherwise.

12. CERTIFICATE OF AUTHORITY. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, a Portfolio Account, the Adviser and/or the Sub-Adviser.

13. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of its duties under this Agreement. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Portfolio Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

         a. The Sub-Adviser has been duly appointed by the Board of Trustees of the Fund to provide investment services to the Portfolio Account as contemplated hereby.

         b. The Fund will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Portfolio Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

         c. The Fund is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Fund by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

         a. The Adviser has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Portfolio Account as contemplated hereby.

         b. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

18. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

         a. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("ADVISERS ACT") or is a "bank" as defined in
Section 202(a)(2) of the Advisers Act.

         b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Fund, and will be surrendered to the Fund promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Fund and information relating to the Fund, unless the release of such records or information is otherwise consented to in writing by the Fund or the Adviser. The Fund and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities. Notwithstanding the above, the Sub-Adviser may retain a copy of the Fund records identified in Schedule B in order to fulfill its own recordkeeping obligations.

         c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Portfolio Account as the Adviser or the Fund may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

         d. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, a senior managing director of the Sub-Adviser shall certify to the Fund that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

         e. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Fund and the Adviser.

         f. The Sub-Adviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Portfolio in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Portfolio. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

21. TERMINATION.

         a. This Agreement may be terminated by the Fund (by a vote of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Portfolio), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

         b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

22. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

23. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

25. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless Sub-Adviser, its officers, directors, agents and employees from any and all liability or expense, including attorneys' fees and disbursements, arising from any demand, claim, suit or other matter, including without limitation a regulatory agency inquiry or investigation, settlement or similar arrangement agreed to in lieu of commencement of litigation or any similar proceeding, arising from the Adviser's misfeasance, bad faith, or failure to perform its duties under this Agreement. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, its officers, directors, agents and employees from any and all liability or expense, including attorneys' fees and disbursements, arising from any demand, claim, suit or other matter, including without limitation a regulatory agency inquiry or investigation, settlement or similar arrangement agreed to in lieu of commencement of litigation or any similar proceeding, arising from the Sub-Adviser's misfeasance, bad faith, or failure to perform its duties under this Agreement. A party seeking indemnification under this Agreement shall promptly give notice to the other party of any litigation, proceeding, investigation or inquiry (the "Action") for which indemnification may be claimed hereunder. The indemnified party will be entitled, at the sole expense and liability of the indemnifying party, to exercise full control of the defense, compromise or settlement of any such Action, unless the indemnifying party, within a reasonable time after the giving of such notice by the indemnified person, (a) admits in writing to the indemnified person the indemnifying party's liability to the indemnified person for such Action under the terms hereof, (b) notifies the indemnified person in writing of the indemnifying party's intention to assume such defense, and (c) retains legal counsel reasonably satisfactory to the indemnified person to conduct the defense of such Action. No indemnified person will settle or compromise any such Action for which it is entitled to indemnification under this Agreement without the prior written consent of the indemnifying party, unless the indemnifying party has failed, after reasonable notice, to undertake control of such Action in the manner provided in this Section.

26. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

27. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                           WT MUTUAL FUND
                           on behalf of Wilmington Multi-Manager Large-Cap Fund

                           By:
                                    -------------------------------
                           Name:
                           Title:


                           ROBECO INVESTMENT MANAGEMENT, INC.

                           By:
                                    -------------------------------
                           Name:
                           Title:


                           RODNEY SQUARE MANAGEMENT
                           CORPORATION

                           By:
                                    -------------------------------

                           Name:
                           Title:

                                   SCHEDULE A

                              OPERATING PROCEDURES

                  From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Fund's compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                             SUBSTANTIVE LIMITATIONS

A. The Sub-Adviser will manage the Portfolio Account as if the Portfolio Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Portfolio stated in the Fund's Prospectus and Statement of Additional Information, as from time to time in effect, included in the Fund's registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 ACT"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Portfolio Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Portfolio Account:

         1. purchase securities of any issuer if such purchase would cause more than 10 % of the voting securities of such issuer to be held in the Portfolio Account (1940 Act ss.5(b)(1); IRCss.851(b)(4)(a)(ii));

         2.       purchase securities if such purchase would cause:

                  a. more than 3% of the outstanding voting stock of any other investment company to be held in the Portfolio Account (1940 Actss.12(d)(1)(A)(i)),

                  b. securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Portfolio Account to be held in the Portfolio Account (1940
                           Actss.12(d)(1)(A)(ii)),

                  c. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Portfolio Account to be held in the Portfolio Account (1940 Act ss.12(d)(1)(A)(iii)),

                  d. more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Portfolio Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act ss.12(d)(1)(C));

         3. purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Portfolio Account (1940 Actss.12(d)(2)); or

         4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

                  a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

                  b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

                           (1) immediately after the purchase of any equity security, the Portfolio Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

                           (2) immediately after the purchase of any debt security, the Portfolio Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

                           (3) immediately after the purchase, not more than 5% of the value of the Portfolio Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-1(b)(3)).

         C. The Sub-Adviser will manage the Portfolio Account so that no more than 10% of the gross income of the Portfolio Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC ss.512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act ss.2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities, or currencies (IRC ss.851(b)(2)).



Dated:  ____, 2007

                                   SCHEDULE B

                           RECORD KEEPING REQUIREMENTS

RECORDS TO BE MAINTAINED BY THE SUB-ADVISER:

A. (Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Portfolio Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         1.       the name of the broker;

         2. the terms and conditions of the order and of any modification or cancellation thereof;

         3.       the time of entry or cancellation;

         4.       the price at which executed;

                  5.       the time of receipt of a report of execution; and

                  6. the name of the person who placed the order on behalf of the Portfolio Account.

B. (Rule 31a-l(b)(9)). Not applicable in the event the Adviser directs all brokerage transactions. A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         1.       shall include the consideration given to:

                  a.       the sale of shares of the Fund by brokers or dealers;

                  b. the supplying of services or benefits by brokers or dealers to:

                           (1)      the Fund,

                           (2)      the Adviser,

                           (3)      the Sub-Adviser, and

                           (4)      any person other than the foregoing; and

                  c. any other consideration other than the technical qualifications of the brokers and dealers as such;

         2. shall show the nature of the services or benefits made available;

         3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

         4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C. (Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

D. (Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Portfolio Account.




Dated:  ____, 2007

                                   SCHEDULE C

                                  FEE SCHEDULE

                  From December __, 2007 until shareholder approval of this Sub-Advisory Agreement with Robeco Investment Management, Inc. ("Robeco"), the Trust will not pay Robeco for its sub-advisory services hereunder in managing the Portfolio. The following fee schedule will apply only after approval of this Sub-Advisory Agreement by shareholders of the Wilmington Multi-Manager Large Cap Fund. For the services to be provided to the Portfolio pursuant to the attached Sub-Advisory Agreement, the Fund shall pay the Sub-Adviser an annual fee calculated in accordance with the following formula:

         50 basis points (0.50%) on the first $25 million;
         45 basis points (0.45%) on the next $25 million; and 40 basis points (0.40%) on amounts in excess of $50 million.

The fee shall be payable monthly as soon as practicable after the last day of each month based on the average daily net assets of the Portfolio Account and similarly managed assets in the accounts of clients of the Adviser or any of the Adviser's affiliates.




Dated:  ____, 2007

                                    EXHIBIT B
                             SUB-ADVISORY AGREEMENT

                   WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

                  THIS SUB-ADVISORY AGREEMENT is made as of the 4th day of December 2006, among WT Mutual Fund, a Delaware business trust (the "Trust"), Rodney Square Management Corporation (the "Adviser"), a corporation organized under the laws of the state of Delaware and Wilmington Trust Investment Management, LLC a limited liability company organized under the laws of the state of Georgia (the "Sub-Adviser").

                  WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

                  WHEREAS, the Wilmington Multi-Manager Large Cap Fund, Wilmington Multi-Manager Mid Cap Fund and Wilmington Multi-Manager Small Cap Fund (collectively, the "Funds") are series of the Trust; and

                  WHEREAS, the Adviser acts as the investment adviser for the Funds pursuant to the terms of an Investment Advisory Agreement between the Trust and the Adviser under which the Adviser is responsible for the coordination of investment of the Funds' assets in portfolio securities; and

                  WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

                  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

I. Appointment of Sub-Adviser. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Funds which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.

II. Acceptance of Appointment. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Funds with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

III. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

     A. The Funds Investment Advisory Agreement;

     B. The Trust's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

     C. The Trust's Agreement and Declaration of Trust and By-Laws; and

     D. Any policies, procedures or instructions adopted or approved by the Trust's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

IV. Portfolio Management Services of the Sub-Adviser. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Funds, to purchase and to sell securities for each Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections VI and VII hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to each Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Trust applicable to the Funds furnished pursuant to Section V of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for each Fund Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Trust's reasonable request, the Sub-Adviser will consult with the Trust or with the Adviser with respect to any decision made by it with respect to the investments of each Fund Account.

V. Investment Objective, Policies and Restrictions. The Trust will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to each Fund Account as contained in the Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of each Fund Account and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Trust retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

VI. Transaction Procedures. All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from each Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the administrator designated by the Trust or any other designated agent of the Trust, all investment orders for each Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

VII. Allocation of Brokerage. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section VII C hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Funds' Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust's Board of Trustees.

     A. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Trust, nor the Adviser or Sub-Adviser has adopted a formula for allocation of the Funds' investment transaction business. It is also understood that it is desirable for the Funds that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Funds with certain such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. The Sub-Adviser is also authorized to place orders with certain brokers for services deemed by the Adviser to be beneficial for the Funds; and the Sub-Adviser shall follow the directions of the Adviser or the Trust in this regard.

     B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust in respect of the Funds and to such other clients.

     C. The Sub-Adviser agrees that it will not execute any portfolio transactions for a Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any Funds of the Trust; (ii) a principal underwriter of the Trust 's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and the Trust's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Trust's Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3.

     D. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Funds, which is advising the Funds, concerning the Sub-Adviser or its affiliated persons' transactions with the Funds in securities or other assets of the Funds, and (ii) will be limited to providing investment advice with respect to each Fund Account.

VIII. Proxies. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of each Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

IX. Reports to the Sub-Adviser. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of each Fund Account as the Sub-Adviser may reasonably request.

X. Fees for Services. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Funds in accordance with the attached Schedule C.

XI. Other Investment Activities of the Sub-Adviser. The Funds acknowledge that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts ("Affiliated Accounts"). Subject to the provisions of
Section VII.B. hereof, the Fund agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to each Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to each Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of each Fund Account and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which each Fund Account may have an interest from time to time, whether in transactions which involve a Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for a Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for a Fund Account or otherwise.

XII. Certificate of Authority. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Funds, each Fund Account, the Adviser and/or the Sub-Adviser.

XIII. Limitation of Liability. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section XIII shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

XIV. Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Funds to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to each Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

XV. Assignment. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

XVI. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

     A. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to each Fund Account as contemplated hereby.

     B. The Funds will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investments of each Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

     C. The Funds are currently in compliance and shall at all times continue to comply with the requirements imposed upon the Funds by applicable law and regulations.

XVII. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:

     A. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund Account as contemplated hereby.

     B. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

XVIII. Representations. Warranties and Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

     A. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") or is a "bank" as defined in
Section 202(a)(2) of the Advisers Act.

     B. The Sub-Adviser will maintain, keep current and preserve on behalf of the Funds, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Funds, and will be surrendered to the Funds promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Funds and information relating to the Funds, unless the release of such records or information is otherwise consented to in writing by the Funds or the Adviser. The Funds and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

     C. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of each Fund Account as the Adviser or the Funds may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

     D. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Funds with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Funds that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Funds, the Sub-Adviser shall permit the Funds, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

     E. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Funds and the Adviser.

     F. The Sub-Adviser will immediately notify the Funds and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Funds.

XIX. Amendment. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Funds, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Funds in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

XX. Effective Date; Term. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

XXI. Termination.

     A. This Agreement may be terminated by a Fund (by a vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

     B. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

XXII. Definitions. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

XXIII. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

XXIV. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

XXV. Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

XXVI. Entire Agreement. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                    WT MUTUAL FUND
                                    on behalf of the Wilmington Multi-Manager
                                    Large-Cap Fund, Wilmington Multi-Manager
                                    Mid-Cap Fund and Wilmington Multi-Manager
                                    Small-Cap Fund



                                    By:     /s/ John J. Kelley
                                            -------------------
                                    Name:   John J. Kelley
                                    Title:  Chief Financial Officer


                                    WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC



                                    By:     /s/ Joseph M. Fahey
                                            --------------------
                                    Name:   Joseph M. Fahey
                                    Title:  Vice President


                                    RODNEY SQUARE MANAGEMENT CORPORATION


                                    By:     /s/ Neil Wolfson
                                            ----------------
                                    Name:   Neil Wolfson
                                    Title:  President

                                   SCHEDULE A

                              OPERATING PROCEDURES

                  From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Funds' compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                             SUBSTANTIVE LIMITATIONS

A. The Sub-Adviser will manage each Fund Account as if the Fund Account were a registered investment company subject to the investment objective, policies and limitations applicable to that Fund stated in the Funds Prospectus and Statement of Additional Information, as from time to time in effect, included in the Funds registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Fund Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of each Fund Account:

         1. purchase securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held in the Fund Account (1940 Act ss.5(b)(l); IRC ss.851(b)(4)(a)(ii));

         2. purchase securities if such purchase would cause:

                  a. more than 3% of the outstanding voting stock of any other investment company to be held in the Fund Account (1940 Act ss.12(d)(l)(A)(i)),

                  b. securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Fund Account to be held in the Fund Account (1940 Act ss.12(d)(l)(A)(ii)),

                  c. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Fund Account to be held in the Fund Account (1940 Act ss.12(d)(l)(A)(iii)),

                  d. more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Fund Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act ss. 12(d)(1)(C));

         3. purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Fund Account (1940 Act ss. 12(d)(2)); or

         4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

                  a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-1(a)), or

                  b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

                           (1) immediately after the purchase of any equity security, the Fund Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

                           (2) immediately after the purchase of any debt security, the Fund Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

                           (3) immediately after the purchase, not more than 5% of the value of the Fund Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-l(b)(3)).

C. The Sub-Adviser will manage each Fund Account so that no more than 10% of the gross income of the Fund Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC ss.512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act ss.2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Funds' business of investing in such stock, securities, or currencies (IRC ss.851(b)(2)).



Dated: December 4, 2006

                                   SCHEDULE B

                           RECORD KEEPING REQUIREMENTS

Records To Be Maintained by the Sub-Adviser:


A. (Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of each Fund Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         1. the name of the broker;

         2. the terms and conditions of the order and of any modification or cancellation thereof;

         3. the time of entry or cancellation;

         4. the price at which executed;

         5. the time of receipt of a report of execution; and

         6. the name of the person who placed the order on behalf of the Fund Account.

B. (Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         1. shall include the consideration given to:

                  a. the sale of shares of the Fund by brokers or dealers;

                  b. the supplying of services or benefits by brokers or dealers to:

                           (1) the Fund,

                           (2) the Adviser,

                           (3) the Sub-Adviser, and

                           (4) any person other than the foregoing; and

                  c. any other consideration other than the technical qualifications of the brokers and dealers as such;

         2. shall show the nature of the services or benefits made available;

         3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

         4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C. (Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

D. (Rule 3la-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to each Fund Account.



Dated: December 4, 2006

                          FORM OF AMENDED AND RESTATED

                                   SCHEDULE C

                                  FEE SCHEDULE

Fee Schedule for assets allocated to WTIM to be managed pursuant to the "Fundamentally Weighted" Strategy:

                  With respect to assets of a Fund allocated to WTIM's "fundamentally weighted" strategy as set forth in a Fund's prospectus, effective upon shareholder approval on February 22, 2007, for the services provided to the Funds pursuant to the attached Sub-Advisory Agreement, the Trust shall pay the Sub-Adviser an annual fee calculated on the average daily asset value of the Fund Account allocated to the "fundamentally weighted" strategy as follows:

                  40 basis points (0.40%) on the first $10 million; 35 basis points (0.35%) on the next $15 million; and 30 basis points (0.30%) on assets greater than $25 million.

         The fee shall be calculated and paid monthly in arrears based on the average daily net asset value of the Fund Account allocated to the "fundamentally weighted" strategy. The fee for the Sub-Adviser is payable monthly in arrears, promptly after the end of each month, and is calculated for each month at one-twelfth the annual rate, as indicated above.

         The fee for any period that does not constitute a full month shall be prorated based on the number of days for which investment advisory services have been provided by the Sub-Adviser.


Fee Schedule for assets allocated to WTIM to be managed pursuant to the "Quantitative" Strategy:

                  With respect to assets of a Fund allocated to WTIM's "quantitative" strategy as set forth in a Fund's prospectus, effective upon shareholder approval on or after January 31, 2008, for the services provided to the Funds pursuant to the attached Sub-Advisory Agreement, the Trust shall pay the Sub-Adviser an annual fee calculated on the average daily asset value of the Fund Account allocated to the "quantitative" strategy as follows:

                  Wilmington Multi-Manager Large-Cap Fund: 15 basis points (0.15%) on the first $1 billion; 10 basis points (0.10%) on the next $1 billion; and 5 basis points (0.05%) on assets greater than $2 billion.

                  Wilmington Multi-Manager Small-Cap Fund: 20 basis points (0.20%) on the first $1 billion; 15 basis points (0.15%) on the next $1 billion; and 10 basis points (0.10%) on assets greater than $2 billion.

         The fee shall be calculated and paid monthly in arrears based on the average daily net asset value of the Fund Account allocated to the "quantitative" strategy. The fee for the Sub-Adviser is payable monthly in arrears, promptly after the end of each month, and is calculated for each month at one-twelfth the annual rate, as indicated above.

         The fee for any period that does not constitute a full month shall be prorated based on the number of days for which investment advisory services have been provided by the Sub-Adviser.


Dated:  _____, 2008

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND

                           A series of WT Mutual Fund

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 31, 2008

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) Edward W. Diffin, Jr., John C. McDonnell and Charlotta E. vonWettberg, as proxies, each with full power of substitution, to vote all shares of the Wilmington Multi-Manager Large-Cap Fund (the "Fund") of WT Mutual Fund (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Meeting") to be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 31, 2008 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:


   1 To approve a new investment sub-advisory agreement among WT Mutual Fund, on behalf of the Wilmington Multi-Manager Large-Cap Fund, RSMC, and Robeco Investment Management, Inc.

              FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

   2 To approve an amendment to the Sub-Advisory Agreement with Wilmington Trust Investment Management, LLC for the Wilmington Multi-Manager Large-Cap Fund.

              FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

   3 To transact such other business that may properly come before the Meeting, or any adjournments thereof.

              FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 28, 2007.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.


__________________________________                            __________________
Signature                                                     Date


__________________________________                            __________________
Signature (if held jointly)                                   Date

                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND

                           A series of WT Mutual Fund

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 31, 2008

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) Edward W. Diffin, Jr., John C. McDonnell and Charlotta E. vonWettberg, as proxies, each with full power of substitution, to vote all shares of the Wilmington Multi-Manager Small-Cap Fund (the "Fund") of WT Mutual Fund (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Meeting") to be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 31, 2008 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:


   1 To approve an amendment to the Sub-Advisory Agreement with Wilmington Trust Investment Management, LLC for the Wilmington Multi-Manager Small-Cap Fund.

         FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

   2 To transact such other business that may properly come before the Meeting, or any adjournments thereof.

         FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 28, 2007.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.


_______________________________                               __________________
Signature                                                     Date


_______________________________                               __________________
Signature (if held jointly)                                   Date